Calvert

Investments that make a difference (registered)

March 31, 2002

Semi-Annual Report

Calvert South Africa Fund

Table

of

Contents

President's Letter

1

Portfolio

Manager Remarks

3

Schedule of Investments

6

Statement of Assets and Liabilities

8

Statement

of Operations

9

Statements

of Changes in

Net Assets

10

Notes to

Financial Statements

11

Financial Highlights

15

Financial Tables

& Glossary

16

Dear Shareholders:

At quarter end, we continue to be watchful for indicators of economic recovery in 2002. The outlook remains uncertain, however, as to the potential strength and timing of economic improvement.

Since our last report to you, and particularly during the last quarter, we have seen promising signs, with some sectors of our economy stepping up production. On the other hand, labor market data paint a picture of a slower recovery, with March unemployment data indicating a rise to 5.7%.

Keeping Investment Perspective

I remind investors that at times like these, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance, and investment time horizon.

Certainly, equity markets remain extremely challenging. Volatility continues, and while we see bursts of what appears to be recovery in stock market valuation, we are still in a period when returns are in many cases negative.

On the fixed income side, investors may want to consider the potential impact of rising interest rates on bond fund holdings. I would remind our investors that shorter-duration bond funds tend to hold value better than longer-duration funds during periods of rising interest rates. Of course, yields tend to be lower on shorter-duration funds, but these investments can be advantageous for investors who are either more conservative overall or wish to maintain a conservative portion of their portfolio.

Calvert continues to expand our broad range of fund options, and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change in Fund Auditors

In light of the uncertainty surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting recently and voted to approve a change in independent auditors to KPMG LLP.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices and performance, but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, ongoing revelations surrounding Enron have given all of us reason to look more closely at a broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

Thank You for Choosing Calvert

At the end of 2001, Calvert celebrated 25 years in the investment business. Your trust and confidence have enabled us not only to reach this milestone, but also to look forward to our next quarter century with optimism and enthusiasm.

Sincerely,

Barbara J. Krumsiek

President and CEO

May 13, 2002

Denzil Newman

of African Harvest Fund Managers

How did the Fund perform?

For the six months ended March 31, 2002, the Calvert South Africa Fund declined 3.12%, significantly underperforming the JSE All Share Index which rose by 9.65% over the same period.

What was your Strategy?

The underperformance of the Fund relative to the JSE All Share Index can be attributed to a number of factors, not the least of which was the steep decline of the South African rand to the U.S. dollar. Also contributing was the under-performance of the JSE industrials and financial sectors, which are normally more stable and "secure." In addition, with the steep run-up in the precious metals sector, the Fund was not able to keep a full index weighting, since to do so would have caused the Fund to violate its limit in any given industry sector.

In response to the currency move, the Fund's exposure to the resources sector was increased and then cut back as we anticipated a rebound in the currency from an oversold level. We switched out of gold and remained overweight in platinum, paper and chemicals/oil throughout the quarter and only reduced exposure to mining houses in February, after having an overweight position in Anglo American and Billiton.

Overweight exposure was held in banks and insurers. We continued to hold/add to banks but cut back on insurers, particularly Old Mutual.

Portfolio Statistics

March 31, 2002

Investment Performance
	6 Months	12 Months
	ended	ended
	3/31/02	3/31/02
South Africa Fund:
Class A	(3.12%)	(20.09%)

JSE All Share Index	9.65%	(0.36%)

MSCI South
Africa Index GD	13.07%	0.98%

Ten Largest Stock Holdings
% of Net Assets
Anglo American Corp.	10.5%
Anglo American Platinum Corp, Ltd.	5.0%
Billiton plc	4.9%
Sappi, Ltd.	4.8%
Sasol, Ltd.	4.4%
Satrix 40	3.8%
South African Breweries plc	3.7%
Standard Bank Investment Corp.	3.2%
United Service Technologies	2.8%
Investec Group Ltd.	2.1%
Total	45.2%

Investment performance does not reflect the deduction of any front-end sales charge.

GD represents gross dividends.

Sources: Lipper Analytical Services, Inc. and Bloomberg

Portfolio Statistics

March 31, 2002

Average Annual Total Returns
Class A shares
One year	(23.90%)
Since inception	(14.24%)
(10/1/99)

Pursuant to an Agreement and Plan of Reorganization, the RISA Fund was reorganized into the Class A Shares of the Calvert South Africa Fund. Accordingly, the above performance results prior to March 29, 2001 for the Class A Shares of the Calvert South Africa Fund reflect the performance of the RISA Fund.

Among industrials, the largest shifts were out of Information Technology, where we halved exposure to underweight, and transport, where we doubled the position to 6% of equities (in Trencor and Uniserv particularly). Packaging exposure was also raised to 4%, which is 3x index weight, in Nampak and Malbak, which are now merging to dominate their industry in Southern Africa, and are expected to show accelerated earnings growth as a result.

What was the investment climate?

The period was characterized by caution and lack of investment spending following September 11th, the main feature being a 25% decline in the value of the rand from 9 per US dollar to over 12 in December, followed by a recovery to 11.38 at the end of March. A further restraining factor was a 2% increase in interest rates by the central bank, raising prime to 15%. The economy continued to grow in the 1-2% range, but bad debts became a notable problem particularly in the financial sector, and consumer markets were generally depressed by sharply rising costs, particularly of oil and imported basic foodstuffs.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

For exporters, however, it was a bonanza period, with recoveries in metal prices and other commodity cyclicals adding further to their currency-induced euphoria. Gold prices rose by 3.2% after a very strong September, and platinum gained 19% to eclipse gold as South Africa's main export.

The market environment was thus negative and in a de-rating phase (decline in market valuations), other than for the resources/export sectors, which had a particularly strong six month run.

What is your Outlook?

As the fourth largest emerging market exchange, the JSE has performed well so far in 2002, both in absolute dollar terms and relative to most other emerging markets. This has been largely due to an improvement in the currency and not in any market re-rating, which remains in low territory around an 11x P/E multiple. The main driver has continued to be the resources sector, particularly the precious metals platinum and gold.

The main positive indications we see are:

o Strong export growth remains in prospect, driven by generally better dollar prices, and rising volumes, with many industries now in a much better position on the cost curve. This is spreading to manufacturing as well as mining.

o By most economic measures the rand should continue to improve and we believe that a level of ten to the dollar could be seen before year-end, as sentiment against the currency diminishes.

o Earnings growth in general is expected to accelerate this year and this should underpin ratings. However, most growth will relate to export activity and not domestic demand.

o Global demand appears to be recovering and the cyclical positioning of commodity and metal-based export countries such as South Africa and Australia appears to be positive - and South Africa now has a currency advantage over its principal competitors.

o Fund managers are more underweight in South Africa than any other emerging market at present.

The main negative indications:

o Rising inflation is beginning to have its standard effect on growth, with switching of spending from discretionary areas to food and fuel, which has become much more expensive as a result of the oil price spike.

o Interest rates are unlikely to provide support and further rises to stem inflation and further protect the currency appear to be in prospect.

o AIDS continues to be an issue which is not being well handled by government.

o The political environment could produce volatility with the Zimbabwean situation still far from having reached a satisfactory conclusion.

April 26, 2002

Schedule of Investments

March 31, 2002
Equity Securities - 75.4%	Shares	Value
Ghana - 1.1%
Ashanti Goldfields Co. Ltd.*	1	$5
Guinness Ghana Ltd.	339,900	40,301
		40,306
Ivory Coast - 1.0%
Societe National des Telecommunication	1,400	37,201
South Africa - 72.9%
Africa Glass Industries Ltd.	102,400	31,160
Alexander Forbes Ltd.	40,000	46,218
Amalgamated Beverages Industries Ltd.	9,000	34,373
Anglo American Corp.	24,000	398,818
Anglo American Platinum Corp. Ltd.	4,300	188,498
AST Group Ltd.	320,000	27,378
BIDVest Group Ltd.	17,701	65,261
Billiton plc	32,500	184,322
BOE Corp. Ltd.	120,000	26,461
Ceramic Industries Ltd.	5,000	29,768
Dimension Data Holdings Ltd.*	14,179	11,631
Gencor Ltd.	7,500	31,092
Hosken Construction Investment Ltd.*	100,000	18,523
Illovo Sugar Ltd.	100,000	72,767
Investec Group Ltd.	7,100	81,411
Malbak Ltd.	205,000	60,573
Mossie Holdings (Pty) Ltd.*#	25	0
Murray & Roberts	30,000	19,449
Mustek Ltd.	76,469	16,188
Nampak Ltd.	50,000	50,717
Nedcor Ltd.	2,200	22,315
Net 1 Applied Technology Holdings Ltd.*	135,000	38,937
Network Healthcare LP	300,000	70,651
Old Mutual plc	50,000	71,224
Palabora Mining Co. Ltd.	1,000	5,821
Pick 'n Pay Holdings Ltd.	85,000	30,364
Profurn Ltd.	600,000	5,292
Sanlam Ltd.	111,800	72,972
Sappi Ltd.	14,000	182,756
Sasol Ltd.	15,000	166,703
Satrix 40	150,000	142,227
South African Breweries plc	20,000	138,655
Standard Bank Investment Corp.	47,300	122,239
Steinhoff International Holdings Ltd.	97,486	66,639
Trencor Ltd.	80,000	59,978
United Service Technologies	45,000	107,167
Venfin Ltd.	30,000	47,365
Wooltru Ltd.	25,000	15,877
		2,761,790

Equity Securities - Cont'd	Shares	Value
Tunisia - 0.4%
Tunisie Leasing	1,100	$15,406

TOTAL INVESTMENTS (Cost $3,533,290) - 75.4%		2,854,703
Other assets and liabilities, net - 24.6%		933,048
Net Assets - 100%		$3,787,751

* Non-income producing.

# This security is restricted, and valued by the Board of Directors. See Notes A & B.

See notes to financial statements.

Statement of Assets and Liabilities

March 31, 2002
Assets
Investments in securities, at value (cost $3,533,290) -
see accompanying schedule	$2,854,703
Foreign currency, at value (cost $482,774)	443,459
Cash	533,189
Receivable for securities sold	105,430
Receivable for shares sold	3,893
Interest and dividends receivable	8,491
Other assets	8,348
Total assets	3,957,513

Liabilities
Payable for securities purchased	146,316
Payable for shares redeemed	1,841
Payable to Calvert Asset Management Co., Inc.	8,913
Payable to Calvert Administrative Services Co.	643
Payable to Calvert Shareholder Services, Inc.	305
Payable to Calvert Distributors, Inc.	804
Accrued expenses and other liabilities	10,940
Total liabilities	169,762
Net Assets	$3,787,751

Net Assets Consist of:
Paid-in capital applicable to 320,753 outstanding Class A shares of common stock, $0.01 par value with 250,000,000
Class A shares authorized	$9,782,181
Undistributed net investment income (loss)	(407)
Accumulated net realized gain (loss) on investments
and foreign currencies	(5,275,164)
Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies	(718,859)

Net Assets	$3,787,751

Net Asset Value Per Share	$11.81

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2002
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,806)	$41,051

Expenses:
Investment advisory fee	19,347
Transfer agency fees and expenses	7,443
Administrative fee	3,685
Distribution Plan expenses	4,606
Accounting fees	7,804
Custodian fees	9,755
Registration fees	10,710
Reports to shareholders	979
Professional fees	9,797
Miscellaneous	2,134
Total expenses	76,260
Reimbursement from Advisor	(32,047)
Fees paid indirectly	(2,755)
Net expenses	41,458

Net Investment Income	(407)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(199,486)
Foreign currency transactions	(84,711)
(284,197)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	159,625
Assets and liabilities denominated in foreign currencies	6,881
166,506

Net Realized and Unrealized Gain
(Loss)	(117,691)

Increase (Decrease) in Net Assets
Resulting From Operations	($118,098)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	($407)	$23,371
Net realized gain (loss)	(284,197)	(1,012,430)
Change in unrealized appreciation or (depreciation)	166,506	22,498

Increase (Decrease) in Net Assets
Resulting From Operations	(118,098)	(966,561)

Distributions to shareholders from
Net investment income	-	(33,414)
Capital share transactions:
Shares sold	845,100	471,924
Shares issued from merger (See Note A)	-	3,768,001
Reinvestment of distributions	-	29,191
Redemption fees	-	185
Shares redeemed	(653,397)	(506,203)
Total capital share transactions	191,703	3,763,098

Total Increase (Decrease) in Net Assets	73,605	2,763,123

Net Assets
Beginning of period	3,714,146	951,023
End of period (including undistributed net investment
income of ($407) and $0, respectively.)	$3,787,751	$3,714,146

Capital Share Activity*
Shares sold	71,889	31,297
Reinvestment of distributions	-	1,838
Shares issued from merger (See Note A)	-	251,200
Shares redeemed	(55,791)	(32,924)
Total capital share activity	16,098	251,411

* On March 29, 2001, the Fund distributed shares at a net asset value of $15.00 per share to its shareholders. As a result of this transaction, the Capital Share Activity has been restated to reflect this change. See Note A.

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: The Calvert South Africa Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Impact Fund, Inc., was organized as a Maryland corporation on August 10, 2000. The Fund began operations on March 29, 2001 and offers one class of shares, Class A. Class A shares of the Fund are sold with a maximum front-end sales charge of 4.75%.

On March 29, 2001, the Fund acquired substantially all the net assets of Calvert New Africa Fund and The RISA Fund, pursuant to the Agreements and Plans of Reorganization dated December 7, 2000 and February 6, 2001, respectively, and approved by shareholders of Calvert New Africa Fund on March 29, 2001 and The RISA Fund on March 28, 2001. The acquisition was accomplished by a transfer of all the assets and assumption of certain liabilities of Calvert New Africa Fund (valued at $3,768,001) and The RISA Fund (valued at $743,859) to the Fund. Following the transfer, 251,200 shares of the Fund were distributed to shareholders in liquidation of the Calvert New Africa Fund and 49,598 shares of the Fund were distributed to shareholders in liquidation of The RISA Fund. The Reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Calvert New Africa Fund's net assets at the date of the acquisition, including $823,620 of unrealized depreciation and $4,112,600 of net realized loss were combined with those of The RISA Fund.

For financial reporting purposes, The RISA Fund (inception October 1, 1999) is deemed the accounting survivor and its operations are combined with that of the Fund in presenting the Fund's Statements of Changes in Net Assets, and Financial Highlights, for periods ended September 30, 2001 and before.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date, and interest income is recognized on an accrual basis.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The RISA Fund's shares were charged a redemption fee of 2%, payable to the Fund, if redeemed within two years of purchase. The redemption fee charge was eliminated effective March 30, 2001.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment companies (the "Guide"). The Fund has implemented the provisions of the Guide as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.05% of the Fund's average daily net assets.

The Advisor utilizes the services of two Subadvisors, RISA Investment Advisers, LLC and African Harvest Fund Managers (PTY) Limited. The Advisor pays each Subadvisor from its fee, .40% of the Fund's average daily net assets.

The Advisor and one of the Subadvisors have agreed to limit annual fund operating expenses (net of expense offset arrangements) through January 31, 2003. The contractual expense cap is 2.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. For the six months ended March 31, 2002, the total of such expenses reimbursed was $32,047.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of the Fund.

Calvert Distributors, Inc. ("CDI") and BOE Securities, Inc. ("BOE") are the distributors and principal underwriters for the Fund. CDI is an affiliate of the Advisor. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. Such expenses for Class A may not exceed, on an annual basis, .35% of the Fund's average daily net assets.

The Distributor received $1,523 as its portion of commissions charged on sales of the Fund's shares for the period ended March 31, 2002.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received $2,010 for the six months ended March 31, 2002. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

For the period October 1, 2000 to March 29, 2001, PFPC Inc. served as The RISA Fund's transfer and dividend disbursing agent.

Each Director of Calvert Impact Fund, Inc., who is not affiliated with the Advisor receives an annual fee of $5,000 that is allocated to each of the funds in the series served.

Mossie Holdings (Pty) Ltd., ("Mossie Holdings") which is an affiliate because the Fund owns over 5% of the voting securities, was purchased by the Calvert New Africa Fund on September 18, 1997 at a local currency (South African Rand) basis of R1,010,000, equivalent to $215,950 U.S. Dollars. This investment constitutes ownership of 25 ordinary shares of Mossie Holdings. At March 31, 2002, this investment was valued at zero.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $653,865 and $847,885, respectively.

The cost of investments owned at March 31, 2002 for federal income tax purposes was $3,533,290. Net unrealized depreciation aggregated $678,587, of which $242,727 related to appreciated securities and $921,314 related to depreciated securities.

The table below presents the net capital loss carryforwards as of September 30, 2001 with expiration dates:

Capital Loss

Carryforwards Expiration Dates

$1,655,080 9/30/06

821,220 9/30/07

1,721,430 9/30/08

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund did not utilize this line of credit during the six months ended March 31, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the year ended September 30, 2001 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2002	2001 #	2000 (caret)#
Net asset value, beginning	$12.19	$17.87	$17.13
Income from investment operations
Net investment income	-	.07	.29
Net realized and unrealized gain (loss)	(.38)	(5.13)	.45
Total from investment operations	(.38)	(5.06)	.74
Distributions from
Net investment income	-	(.62)	-
Total increase (decrease) in net asset value	(0.38)	(5.68)	.74
Net asset value, ending	$11.81	$12.19	$17.87

Total return*	(3.12%)	(29.17%) (omega)	4.30%
Ratios to average net assets:
Net investment income	(.02%) (a)	.88%	1.49%
Total expenses	4.14% (a)	8.40%	35.18%
Expenses before offsets	2.40% (a)	2.26%	35.18%
Net expenses	2.25% (a)	2.21%	2.00%
Portfolio turnover	22%	173%	203%
Net assets, ending (in thousands)	$3,788	$3,714	$951

# On March 29, 2001, the Fund distributed shares at a net asset value of $15.00 per share to its shareholders. As a result of this transaction, the Financial Highlights have been restated to reflect this change. See Note A

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

(caret) From October 1, 1999 inception.

(omega) The Advisor fully reimbursed the Fund for a loss on transactions not meeting the Fund's investment guidelines, which otherwise would have reduced total return by .13%.

See notes to financial statements.

Financial Tables and Glossary

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type and may be further broken down into sub-groups.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. It also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund's holdings, including each securities market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the funds' net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the ones shown in the Operations section as distributions are determined on a tax basis. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.

GLOSSARY

Appreciation - An increase in an investment's value.

Basis Point - One one-hundredths of a percentage point. This term is often used in describing changes in interest rates.

Capital Gain Distribution - Payments to mutual fund shareholders of net gains realized on the sale of the fund's portfolio securities. Long-term gains are earned on securities held in the portfolio more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.

Depreciation - A decline in an investment's value.

Distributions - Dividends paid from net investment income and realized capital gains.

Expense Ratio - A fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

Net Asset Value (NAV) - Value of one share of a fund that is determined by subtracting liabilities (payables, accrued expenses, taxes) from assets (cash, investments, receivables) and dividing the net assets by the number of shares outstanding.

Portfolio Turnover - A measure of the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund.

Total Return - A measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.

Yield - A measure of net income (dividends and interest less expenses) earned by the securities in a fund's portfolio during a specified period.

Calvert

South Africa Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's

Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

CSIF Technology Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

South Africa Fund

Calvert Social Index Fund

printed on recycled paper

using soy-based inks